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                            SUPPLEMENT TO PROSPECTUS
            FOR THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT B
                               DATED JULY 24, 2002

For Policies issued on or after July 24, 2002, the following provisions apply:

AGE 100 ADVANTAGE

If the Life Insured is alive on the Maturity Date, the Policy will be continued in force subject to the following unless the policyowner chooses to surrender the Policy for its Net Cash Surrender Value:

(a) the Policy will be continued until the earlier of the death of the life insured or the date the policyowner surrenders the Policy

(b) no additional premium payments will be accepted although loan repayments will be accepted;

(c) no additional charges or deductions (as described under "Charges and Deductions") will be assessed;

(d)  interest on any Policy Debt will continue to accrue;

(e)  the policyowner may continue to take partial withdrawals; and

(f) the policyowner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Accounts as described in this prospectus.

The Policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policyowner of the default and will allow a 61-day grace period (from the date the Policy goes into default) in which the policyowner may make a payment of the loan interest which would then bring the Policy out of default. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

TREATMENT OF MATURITY BENEFITS AND EXTENSION OF MATURITY DATE

If the maturity date is extended past the year in which the insured attains age 100, the Company believes the Policy will continue to qualify as a life insurance policy for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the policyowner would be viewed as constructively receiving the cash value in the year the insured attains age 100. If this were the case, an amount equal to the excess of the cash value over the investment in the Policy would be includible in the policyowner's income at that time.

                         SUPPLEMENT DATED JULY 24, 2002

NYSVUL.SUPP July 242002
NYVUL.SUPP July 242002